                                                                   EXHIBIT 10.24

                         SECOND MODIFICATION AGREEMENT

     The undersigned hereby agree to increase the aggregate principal amount of Series 1997-1, Class A Certificates authorized to be issued and purchased pursuant to the Pooling and Servicing Agreement dated as of June 27, 1997, as supplemented and amended by the First Supplemental Pooling and Servicing Agreement dated as of August 21, 1997 and the Second Supplemental Pooling and Servicing Agreement dated as of September 22, 1997, among Wisconsin Circle II Funding Corporation ("Wisconsin Circle"), HCFP Funding II, Inc. ("HCFP") and U.S. Bank National Association, as Trustee (the "Trustee") (collectively, the "Pooling Agreement"), the Modification Agreement dated January 15, 1998 (the "First Modification Agreement"), among Wisconsin Circle, HCFP, CSFB, the Guarantor and the Trustee, and the Certificate Purchase Agreement dated as of June 27, 1997 (the "CPA"), among Wisconsin Circle and Credit Suisse First Boston Mortgage Capital, LLC ("CSFB") by forty million dollars ($40,000,000.00).

     The undersigned hereby also agree to amend (1) the Pooling Agreement (2) the CPA (3) the Purchase and Sale Agreement dated as of June 27, 1997 (the "Purchase and Sale Agreement"), between HCFP and Wisconsin Circle and (4) the Guarantee dated as of June 27, 1997, from HealthCare Financial Partners, Inc. (the "Guarantor") to change all references therein from $60,000,000.00 to $100,000,000.00.

     Section 4.6 of the Pooling Agreement is hereby amended so that the paragraph commencing with the work "fourth" shall read as follows: "fourth to the Reserve Account, an amount sufficient to raise the balance of such account to $3,000,000"; and

     Appendix A to the Pooling Agreement is hereby further amended so that the definitions of "Amortization Period" and "Class A Certificate Spread" shall read as follows:

          "Amortization Period" means the period beginning on February 8, 2000 and ending on the date on which the Invested Amount has been reduced to zero.

          "Class A Certificate Spread" means with respect to the Class A Certificates, 3.75% per annum with respect to the Class A Invested Amount of fifty million dollars ($50,000,000) or less and 3.00% per annum with respect to that portion, if any, of the Class A Invested Amount in excess of fifty million dollars ($50,000,000); provided that at any time that an Unmatured Early Amortization Event or an Early Amortization Event has occurred and is continuing, "Class A Certificate Spread" means with respect to the Class A Certificates, 5.75% per annum.

     The amendment shall become effective at such time as CSFB shall have received (i) the Structuring Advisory Fee as set forth in CSFB's letter dated February 6, 1998 to Guarantor, (ii) the duly executed and authenticated Series 1997-1, Class A Certificate in the aggregate principal amount of one hundred million dollars ($100,000,000) (the "New Certificate") and (iii) an opinion of counsel to Wisconsin Circle, HCFP and the Guarantor addressed to CSFB to the effect that this Second Modification Agreement has been duly authorized by such parties and the Pooling Agreement, CPA, Purchase and Sale Agreement and the Guarantee, each as modified by the Modification Agreement dated January 15, 1998 and this Second Modification Agreement dated February 6, 1998, among Wisconsin Circle, HCFP, CSFB, the Guarantor and the Trustee, and the Series 1997-1 Class A Certificate dated February 6, 1998, each constitute legal, valid and binding obligations of Guarantor, HCFP and Wisconsin Circle, enforceable under New York law in accordance with their respective terms. Upon receipt of the New Certificate, CSFB agrees to cancel and surrender the Series 1997-1, Class A Certificate in the aggregate principal amount of
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sixty million dollars ($60,000,000).  Upon receipt of the new Series 1997-1
Class B Certificate in the aggregate principal amount of thirteen million, six hundred thirty six thousand, three hundred sixty three dollars and sixty cents ($13,636,363.60), Wisconsin Circle agrees to cancel and surrender to the Trustee the Series 1997-1, Class B Certificate in the aggregate principal amount of eight million, one hundred eighty-one thousand, eight hundred eighteen dollars and twenty cents ($8,181,818.20). All capitalized terms used herein shall have the definitions set forth in the Pooling Agreement unless otherwise noted.

     This Second Modification Agreement shall in all respects supercede the First Modification Agreement.

Dated:  February 6, 1998

                                                 WISCONSIN CIRCLE II FUNDING
                                                 CORPORATION


                                                 By___________________________
                                                   Executive Vice President

                                                 HCFP FUNDING II, INC.


                                                 By___________________________
                                                   Executive Vice President

                                                 CREDIT SUISSE FIRST BOSTON
                                                 MORTGAGE CAPITAL, LLC


                                                 By___________________________
                                                   Vice President

                                                 HEALTHCARE FINANCIAL
                                                 PARTNERS, INC.


                                                 By___________________________
                                                   Executive Vice President

                                                 U.S. BANK NATIONAL ASSOCIATION


                                                 By___________________________
                                                   Vice President